SBC Medical Group Holdings, Inc.

Investor Presentation

March 2026

Disclaimer

This presentation contains forward-looking statements. Forward-looking statements are not historical facts or statements of current conditions but instead represent only the Company's beliefs regarding future events and performance, many of which, by their nature, are inherently uncertain and outside of the Company's control. These forward-looking statements reflect the Company's current views with respect to, among other things, the Company's financial performance; growth in revenue and earnings; business prospects and opportunities; and capital deployment plans and liquidity. In some cases, forward-looking statements can be identified by the use of words such as "may," "should," "expects," "anticipates," "contemplates," "estimates," "believes," "plans," "projected," "predicts," "potential," or "hopes" or the negative of these or similar terms. The Company cautions readers not to place undue reliance upon any forward-looking statements, which are current only as of the date of this presentation and are subject to various risks, uncertainties, assumptions, or changes in circumstances that are difficult to predict or quantify. The forward-looking statements are based on management's current expectations and are not guarantees of future performance. The Company does not undertake or accept any obligation to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions, or circumstances on which any such statement is based, except as required by law. Factors that may cause actual results to differ materially from current expectations may emerge from time to time, and it is not possible for the Company to predict all of them; such factors include, among other things, changes in global, regional, or local economic, business, competitive, market and regulatory conditions, and those listed under the heading "Risk Factors" and elsewhere in the Company's filings with the U.S. Securities and Exchange Commission (the "SEC"), which are accessible on the SEC's website at www.sec.gov.

Business Strategy Updates

Growth Strategy Overview

- Approaching both appearance and physical wellness is key to living a youthful, vital life
- SBC will leverage all its capabilities to address the Longevity market

Strategic Vision: Longevity

Aesthetic
Appearance-Based Approach

→

Longevity
A Youthful, Vital Life
～ SBC Wellness 2.0 ～

←

Non-Aesthetic
Physical Wellness Approach

4 Key Strategies

Four Growth Strategies

1 Multi-Brand Strategy in Aesthetic Dermatology
- Maximize market share through targeted brand portfolio

2 Non-Aesthetic Business Expansion
- Apply aesthetic healthcare expertise to diversify into new specialties

3 Global Business Expansion
- Expand aesthetic dermatology clinics to the US & Southeast Asia

4 AI-Driven Competitiveness & Cost Reform
- Transform clinical & operational data into AI learning resources

Expanding into the Longevity Market

- The longevity market represents a larger and integrated market that extends beyond aesthetic medicine.
- Compared to the U.S. and other markets, the Japanese market is still in its early stages and is expected to see significant growth.

Aesthetic Healthcare Market (Japan)

USD 4bn

Target Areas

- Injection treatments
- Laser treatments
- Skincare
- Surgical treatments, etc.

Longevity Market (Japan)

USD 34bn

Measurement & Wearables
Digital health, Health apps, Biomarkers, etc.

Anti-aging
Cell repair, Regenerative medicine, AGA, etc.

Aesthetic Medicine
Injection treatments, Laser treatments, Skincare, Surgical treatments, etc.

Functional Improvement
Joint & Skeletal maintenance, Dental, Ophthalmology, Gynecology, etc.

Sources: Report Ocean

SBC Wellness 2.0 (1)

- Focus on prevention, strengthening, and optimization established the performance medicine category
- By approaching corporate customers, we can reduce marketing costs and enable direct access

Service Overview

- Consistent services from quantification of physical conditions to asset conversion drove synergies

1. Measure (Quantification)	Digitizing Conditions with Blood Biomarkers and AI Mirrors
2. Visualize (Visualization)	Internal Age Score Intuitively Displayed with AI Avatar
3. Recommend (Optimal solution)	AI Recommendation Engine
4. Motivate (Companion)	AI Coaching
5. Track (Capitalization)	Health Asset Listing, Time Series Analysis

Service Flow

1. Offer packages as employee welfare benefits to corporate clients
2. Enhanced performance, recruitment, and retention to strengthen corporate client relationships


SBC Medical Group
Provide services as employee welfare benefits
"Corporate" Customers
"Employees" of Corporate Customers
SBC Wellness Members

SBC Wellness 2.0 (2)

- SBC's competitive advantages established dominant positions in new domestic markets
- Expanding SBC's business area and moving to capture high-potential markets

Background and Concept

1. **Growing Market**
   - Longevity Needs to "Live Young“
   - Human capital management
2. **Paradigm Shift in Healthcare**
   - From treatment to optimizing biohacking

Competitive Advantage (Why SBC)

1. **Abundant Medical Evidence**
   - Leads to the sophistication of AI models
2. **Wide Range of Medical Areas and Services**
   - Comprehensive and optimal medical services
3. **Clinic Network Across Japan**
   - High customer convenience and easy to continue

Business Significance

1. **Approaching the Market in the Early Stage**
   - Dominant positions in high entry barriers market
2. **Subscription Revenue + Individual Revenue**
   - While keeping marketing costs down, we can aim for both continuous revenue and upside



Medical evidence
Medical
Lifestyle
Luxury Clinic
SBC Wellness 2.0
Wearables
Fitness Health App
Niche
Scalability
Mass

Accelerating Multi-Brand Strategy in Dermatology (1)

- Expand growth and maximize market share through targeted brand deployment by customer segment
- Improve customer lifetime value (LTV) through cross-brand referrals

Changes in the Market Environment

SNS Popularization, Information Democratization & Increase

↓

Diversification and Segmentation of Customer Needs

↓

The Strategic Importance of Multi-Brand Expansion

Economic in Multi-brand Development

1. **Expanding Growth Opportunities**
   - Enabling flexible clinic openings by avoiding internal brand cannibalization
   - Addressing diversifying customer needs
2. **Ecosystem with Cross-Brand Referrals**

Global Expansion and Scaling Strategies

Exporting the Business Model Refined in Japan

1. **"NEO Skin Clinic" Model**
   Low cultural dependency, ideal for global scaling &Accelerating the export of proven business models

Accelerating Multi-Brand Strategy in Dermatology (2)

- Customer segmentation and optimal placement drove revenue growth and horizontal brand expansion
- Continuing to explore new brands in untapped segments

Brand Positioning Map



High Unit Price & Experience Value
JUN CLINIC
NEO SKIN CLINIC
Female
Male
GORILLA CLINIC
SBC
Shonan Aesthetic Dermatology
RIZE
MEN'S RIZE
Aozora Clinic
Low Unit Price and Convenience

Current Updates and Direction

NEO Skin Clinic Monthly Revenue [1]



($K)
357
633
Apr(Open)
Dec

- Addressing high-sensitivity beauty customer needs drove steady sales growth

JUN CLINIC (6 Clinics) Monthly Revenue [1]



($MM)
1.3
1.5
Jul(Join)
Dec

- The clinics acquired in July 2025
- Continue to attract customers with high customer unit price

[1] Converted at JPY 149.6 / USD

Expansion of Non-Aesthetic Healthcare Business (1)

- Diversifying business areas to expand growth engines and sustain high growth
- Applying expertise cultivated in aesthetic medicine to other medical fields

Strategic Significance

1. **Diversifying Revenue Streams**
   - Expanding Healthcare Portfolios and Increasing Room for Growth
2. **Capture of Growth Markets**
   - Entering markets with high affinity with aesthetic medicine and where high profits and high growth are expected by utilizing our own know-how

Competitive Advantage: "3 Know-hows" that Help SBC Win

1. **Advanced Marketing**
   - Customer attraction and CRM know-how honed through aesthetic medicine
   - Marketing Strategy based on a wealth of data

2. **Standardization**
   - Removed personality operation Manual
   - Infrastructure to support multi-site deployment (Recruitment, Education, DX)

3. **Cash-pay × Reimbursed care**
   - Seamless menu enrichment
   - Sending customers to Cash-pay → Reimbursed care

Expansion of Non-Aesthetic Healthcare Business (2)

- Leveraging M&A to accelerate deployment into areas where SBC's strengths are maximized

Domain	Market and Background	Strategic Approach Winning Tactics	Status
Orthopedics SBC Shonan AGA Clinic	• Demand increasing with population aging	• Hybrid model: **Reimbursed care× Regenerative**	• Yokohama clinic opened
Alopecia Treatment (AGA) SBC ORTHOPEDIC CLINIC	• Rising demand: **Transplants & Lasers**	• Overwhelming customer attraction cultivated in aesthetic healthcare • Combined treatment (Meds +Transplants + Lasers)	• **One of Japan's largest networks (34 clinics total)**
Fertility Treatment Gynecology Kanagawa Women's Clinic	• **Egg Freezing** surge • Expanded subsidies	• High affinity with customers • High-value reproductive medicine	• Ikebukuro clinic opened
Dentistry SBC Shonan Dental Clinic	• Demand: **Ceramics & Implants**	• Focus **on Aesthetic area** • Cross-selling to existing customers	• Nationwide rollout of a recurring-visit model that contributes to higher LTV
Ophthalmology Shinjuku Myopia Clinic	• Growth in **ICL & LASIK**	• Trust via High volume & CAPEX	• Promote a high-unit-price, high-efficiency "surgery-specialized" model

Global Business Development

- Expansion driven by (1) partnerships with trusted local partners, (2) identifying winning strategies in each market, and (3) scaling the business mode
- Increasing demand in the longevity sector is incorporated into the business strategy



Japan: Stable Earnings Base

- Advantage as the No.1 brand
- Core businesses support global expansion
- Diversification includes non-aesthetic areas

U.S.: Establishing a Business Foundation

- OrangeTwist expands its MedSpa business
- Approach to Longevity market
- Exporting business to other regions

ASIA: Expanding Locations & B2B

- Exploring business expansion mainly utilizing M&A
- Exploring B2B business

U.S. Business Strategy

- New store development accelerates the global export of business models
- Capturing longevity-focused customer needs and promoting market development

Mutual Benefits of SBC and Orange Twist

SBC	OrangeTwist
• High-quality, turnover model • High investment backed	• Management familiar with the US market • Luxury experience model • Framework scalability


ORANGETWIST

Future Development Direction

- **Developing the Longevity Market:**
  Developing a unique market that combines aesthetic and longevity
- **Business Model Export:**
  Exporting Longevity and MedSPA business model to Japan and Asia

Southeast Asia Business Strategy

- Leveraging Japan's geographic proximity and brand strength to expand in Southeast Asian markets
- M&A and country-specific strategies enabled horizontal deployment of business models

Strategies and Significance into Southeast Asia

1. **Opportunities for B2B Business Targeting Local Clinics**
   - The large number of small-scale clinics presents opportunities for B2B business leveraging Japanese brand strength
2. **Geographic and Brand Advantages**
   - Southeast Asia is geographically close to Japan and has strong economic and human ties
   - High trust in service quality and safety in Japan
3. **Market Growth Potential**
   - Continued economic growth is expected to boost the aesthetic medicine market





Future Development Direction

- Exploring business expansion in B2B operations including merchandise sales
- Considering geographic expansion including through M&A strategy

Competitiveness and Cost Structure Reform Using AI (1)

- Breaking through growth constraints of labor-intensive operations to improve multi-dimensional scalability
- Leveraging extensive data as AI resources to build proprietary competitive advantages

Objectives and Strategies for AI Promotion

Purpose: Non-linear growth through efficient management and improved CX

- Get out of a “labor-intensive” management model
- Automated management infrastructure by AI

Core Strategy: Converted buried “management assets” into competitive assets

- Data asset conversion into AI resources establish unrivaled competitive advantages


＜Growth Direction＞
Clinic revenue
SBC Number of staff

SBC Data Assets

Utilize

Development of AI products

Enhance

Headquarter

- Marketing
- M&A (PMI)
- Recruitment, education
- Administrative operations

Call Center

- Reservation support
- Inquiry response

Clinic

- Back office operations
- Counseling
- Customer engagement

Competitiveness and Cost Structure Reform Using AI (2)

- Fundamentally reforming the cost structure through AI-driven reduction of on-site workload and HQ functional model rollout. In parallel, we will also work to improve the clinic's customer experience

Usage Scenarios

1
- Building a Utilization Infrastructure
- AI for Daily on-Site Operations

- Company-wide knowledge Intensive
- Back Office & Reservation Lead Automation

2
- Operations Autonomous
- Innovation of Headquarters Functions

- Development of AI Counseling, etc.
- M&A (PMI Advancement)
- Marketing Optimization

- Management Costs Significant Reductions
- Increased Scalability

Reshaping the Value Chain Through AI

Headquarters Functions

Culture	Data	Leverage
• Promotion Team • Training and mentors	• Data aggregation and integration	• Innovation of business processes

Customer Experience

Attracting	Treatment	Follow Up
• Marketing Optimization	• AI-Counseling	• 24 hour AI-Concierge

Capital Strategy

Capital Strategy

- Effective capital deployment for domestic and global growth to maximize shareholder value
- Recognizing the need to improve liquidity through an increase in free float

Overview of Capital Strategy

Aiming to Maximize Shareholder Value While Prioritizing Growth Investment

- Prioritizing growth investments
- Enhanced liquidity and shareholder return measures maximized shareholder value



Shareholder Value
Growth Investments
Shareholder Return

Positioning of Each Measure

Growth Investments

- In Japan, we are looking for investment opportunities in several medical fields
- Overseas, we are looking for growth opportunities, mainly in the United States and Southeast Asia

Improving Liquidity

- Increasing the free float ratio is key
- Considering responses, incl. sales of CEO shares
- S-3 is filed

Shareholder Return Strategy

- Approved a share buyback program to secure flexibility